Exhibit 10.3



                              REVOLVING CREDIT NOTE
                              ---------------------


June 18, 1996                                                      $7,200,000.00
                                                              New York, New York


     FOR VALUE RECEIVED, the undersigned, CONSOLIDATED STAINLESS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, a national banking association (the "Lender") at the principal office of the Lender at 420 North 20th Street, Birmingham, Alabama 35203, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Loan Agreement hereinafter described), or
(ii) acceleration of this indebtedness as hereinafter provided, the lesser of
(i) the principal sum of Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Lender in accordance with that certain Revolving Line of Credit and Term Loan Agreement dated as of January 22, 1996, as amended by a First Amendment dated as of June 18, 1996 (as amended, and as may be amended, modified or supplemented from time to time in the future, the "Loan Agreement") by and among the Borrower, the Lender, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

     In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Loan Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Lender at its Lending Office or as otherwise specified in the Loan Agreement.

     This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Loan Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Loan Agreement.

     Lender shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Lender and the Lender may apply the same against payment of this Note or any other Obligations of Borrower to the Lender as


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permitted in the Loan Agreement. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Lender shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law. The foregoing shall also include recovery by the Lender of any such costs, including reasonable attorneys' fees, in any bankruptcy or similar proceeding.

     Borrower acknowledges that the actual crediting of the amount of any disbursement under the Loan Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Loan Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Loan Agreement at any time and from time to time, provided that the failure of Lender or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Loan Agreement.

     Upon the existence or occurrence of any Event of Default as defined in the Loan Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Loan Agreement.

     Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Loan Agreement.

     Failure or forbearance of Lender to exercise any right hereunder, or otherwise granted by the Loan Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Lender in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

     This Note is secured by the Collateral as described in the Loan Agreement.

     EXCEPT AS MAY BE EXPRESSLY REQUIRED IN THE LOAN AGREEMENT, PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

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




     Executed under hand and seal of the Borrower as of the day and year first above written.

                           CONSOLIDATED STAINLESS, INC.


                           By: /s/ Stephen A. Weiss,
                               --------------------------------------
                               Stephen A. Weiss,
                               Vice President-Administration


                                (CORPORATE SEAL)


                                 ACKNOWLEDGMENT
                                 --------------


STATE OF NEW YORK
COUNTY OF NEW YORK


     On this the 18th day of June, 1996, personally appeared Stephen A. Weiss, Vice President-Administration of CONSOLIDATED STAINLESS, INC., a Delaware corporation, on behalf of the corporation, and before me executed this Revolving Credit Note in the principal amount of SEVEN MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($7,200,000.00), dated June 18, 1996, payable by CONSOLIDATED STAINLESS, INC. to SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                  /s/ ALAN E. MANSFIELD
                  ---------------------------------------------
                  Signature of Notary Public, State of New York

                  ---------------------------------------------
                  (Print, Type or Stamp Commissioned Name of Notary Public) Personally known _X_; OR Produced identification ____ Type of identification produced:



                       (NOTARIAL SEAL)


                               ALAN E. MANSFIELD
                        Notary Public, State of New York
                                 No. 31-4701562
                          Qualified in new York County
                     Commission Expires September 30, 1996


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                                  GRID SCHEDULE
                                  -------------

                              REVOLVING CREDIT NOTE
                            ADVANCES BEARING INTEREST
                                AT THE PRIME RATE

============================================================================
                                                  Unpaid
                                                 Principal
                                  Amount of   Bearing Interest
                     Amount of     Advance     at the Above-    Notation
  Date   Due Date     Advance      Repaid     Referenced Rate    Made by
============================================================================
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                                  GRID SCHEDULE
                                  -------------

                              REVOLVING CREDIT NOTE
                            ADVANCES BEARING INTEREST
                               AT LIBOR (30 DAYS)


============================================================================
                                                  Unpaid
                                                 Principal
                                  Amount of   Bearing Interest
                     Amount of     Advance     at the Above-    Notation
  Date   Due Date     Advance      Repaid     Referenced Rate    Made by
============================================================================
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                                  GRID SCHEDULE
                                  -------------

                              REVOLVING CREDIT NOTE
                            ADVANCES BEARING INTEREST
                               AT LIBOR (60 DAYS)


============================================================================
                                                  Unpaid
                                                 Principal
                                  Amount of   Bearing Interest
                     Amount of     Advance     at the Above-    Notation
  Date   Due Date     Advance      Repaid     Referenced Rate    Made by
============================================================================
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                                  GRID SCHEDULE
                                  -------------

                              REVOLVING CREDIT NOTE
                            ADVANCES BEARING INTEREST
                               AT LIBOR (90 DAYS)


============================================================================
                                                  Unpaid
                                                 Principal
                                  Amount of   Bearing Interest
                     Amount of     Advance     at the Above-    Notation
  Date   Due Date     Advance      Repaid     Referenced Rate    Made by
============================================================================
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



                                  GRID SCHEDULE
                                  -------------

                              REVOLVING CREDIT NOTE
                            ADVANCES BEARING INTEREST
                               AT LIBOR (120 DAYS)


============================================================================
                                                  Unpaid
                                                 Principal
                                  Amount of   Bearing Interest
                     Amount of     Advance     at the Above-    Notation
  Date   Due Date     Advance      Repaid     Referenced Rate    Made by
============================================================================
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


                       AFFIDAVIT OF OUT-OF-STATE DELIVERY
                       ----------------------------------


STATE OF GEORGIA

COUNTY OF FULTON

     I, Susie Pilcher, being first duly sworn, upon my oath, depose and say:

         (a) That I am a Administrative Assisant of SunTrust Bank, Atlanta.

         (b) That on the 20th day of June, 1996, I received via Federal
Express, that certain Revolving Credit Note, dated June 18, 1996, in the face amount of Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) payable by Consolidated Stainless, Inc. as Maker, to SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, as Payee (the "Note").

         (c) That, I accepted delivery of the Note on behalf of the Payee in Atlanta, Georgia.



                                /s/ Susie Pilcher
                                ------------------------------
                                Name:   Susie Pilcher
                                Title:  Administrative Assisant

     Subscribed and sworn before me this 20th day of June, 1996.


                               /s/ Sherry L. Sikes
                       --------------------------------------------------
                       Signature of Notary Public - State of Georgia

                                   Sherry L. Sikes
                       --------------------------------------------------
                       Print, Type or Stamp Commissioned Name of Notary
                       Public
                       Personally Known: _X_ or Produced
                              Identification:______
                       Type of Identification:___________________________

                                 (NOTARIAL SEAL)


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